Exhibit 16(a)

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ James Shepherdson James Shepherdson	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Jettie M. Edwards Jettie M. Edwards	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ William M. Kearns, Jr. William M. Kearns, Jr.	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Christopher P.A. Komisarjevsky Christopher P.A. Komisarjevsky	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Theodossios Athanassiades Theodossios Athanassiades	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ David W. Fox David W. Fox	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Gary S. Schpero Gary S. Schpero	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Harvey Rosenthal Harvey Rosenthal	Trustee	March 6, 2007

POWER OF ATTORNEY

The undersigned Trustee, Chairman, President and Chief Executive Officer (“Trustee”) of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	March 6, 2007

POWER OF ATTORNEY

The undersigned Chief Financial Officer and Treasurer (“Officer”) of EQ Advisors Trust (the “Trust”), whose signature appears below, hereby makes, constitutes and appoints Steven M. Joenk, Patricia Louie, Esq. and Arthur J. Brown, Esq. and each of them acting individually, to be his or her true and lawful attorneys and agents, each of them with the power to act without any other and with full power of substitution, to execute, deliver and file in the undersigned capacity as shown below, a Registration Statement on Form N-14 (including a Combined Proxy Statement and Prospectus), any and all amendment thereto, and any and all other documents or instruments relating to the reorganization of the EQ/Janus Large Cap Growth Portfolio into the EQ/TCW Equity Portfolio, each a series of the Trust, that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder in connection with the registration of shares of beneficial interest of the Trust, the EQ/TCW Equity Portfolio and/or classes thereof, and the proxy solicitation by the Trust and the EQ/Janus Large Cap Growth Portfolio of shareholders thereof; and without limitation of the foregoing, the power and authority to sign said Trustee’s name on his behalf, and said Trustee hereby grants to said attorney or attorneys, full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as said Trustee might or could do personally in his or her capacity as aforesaid and said Trustee ratifies, confirms and approves all acts and things which said attorney or attorneys might do or cause to be done by virtue of this Power of Attorney and his or her signature as the same may be signed by said attorney or attorneys.

Signature	Title	Date

/s/ Kenneth T. Kozlowski Kenneth T. Kozlowski	Chief Financial Officer and Treasurer	March 6, 2007